Exhibit 99.1
2011 Credit Suisse Aerospace & Defense Conference Dave Melcher, Chief Executive Officer & President December 1, 2011

Forward-Looking Statement 2 Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the separation of Exelis Inc. (the "Company") from ITT Corporation, the terms and the effect of the separation, the nature and impact of such a separation, capitalization of the Company, future strategic plans and other statements that describe the Company's business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target" and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated include, but are not limited to: The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Economic, political and social conditions in the countries in which we conduct our businesses;Changes in U.S. or International government defense budgets; Decline in consumer spending;Sales and revenues mix and pricing levels; Availability of adequate labor, commodities, supplies and raw materials;Interest and foreign currency exchange rate fluctuations and changes in local government regulations; Competition, industry capacity & production rates; Ability of third parties, including our commercial partners, counterparties, financial institutions and insurers, to comply with their commitments to us; Our ability to borrow or to refinance our existing indebtedness and availability of liquidity sufficient to meet our needs; Changes in the value of goodwill or intangible assets;Our ability to achieve stated synergies or cost savings from acquisitions or divestitures;The number of personal injury claims filed against or the Company or degree of liability;Our ability to effect restructuring and cost reduction programs and realize savings from such actions; Government regulations and compliance therewith, including Dodd-Frank legislation;Changes in technology; Intellectual property matters; Governmental investigations;Potential future employee benefit plan contributions and other employment and pension matters;Contingencies related to actual or alleged environmental contamination, claims and concerns;Changes in generally accepted accounting principles; andOther factors set forth in our Registration Statement on Form 10 and our other filings with the Securities and Exchange Commission.In addition, there are risks and uncertainties relating to the separation including whether those transactions will result in any tax liability, the operational and financial profile of the Company or any of its businesses after giving effect to the separation, and the ability of the Company to operate as an independent entity.

Exelis - Investment Highlights Diversified portfolio with attractive positions in enduring market segments Leader in electronic warfare, ISR, navigation and information exploitation Strong contract positions in essential government services Growing non-DoD positions: air traffic management, aerostructures and international Mission-critical and affordable ready-now solutions Leveraging agility, customer intimacy and deep technology expertise Cost-efficient products and services Proven record of solid program performance and operational excellence Large fielded base and platform-agnostic solutions drive sustainable revenue Strong cash generation to complement well-capitalized balance sheet Experienced management team 3

Electronic Warfare Force Protection Networked Communications Radar Composite Structures Reconnaissance & Surveillance Undersea Acoustics Global Base Operations Support Range Operations, Sustainment, Upgrade & Modernization Battlefield Network Communications Support Worldwide Logistics & Deployment Support Ground Vehicle & Equipment Maintenance Airborne Situational Awareness Information Exploitation Space-Based Satellite Imaging Weather & Climate Monitoring GPS Night Vision Large-scale Network Architecture & Integration Cyber Security Air Traffic and Airport Solutions Space Communications Network Services Data Fusion Engineering and Professional Services CBRNE Technologies C4ISR Electronics & Systems Information & Technical Services (I&TS) A Diversified Business Responding to Global Security Needs... 4 Electronic Systems Geospatial Systems Mission Systems Information Systems

....with A Diversified Portfolio 5 (CHART) (CHART) Cost Plus 48% Fixed Price 52% Army 35% Intel, Special Ops, Other DOD 7% Navy 14% Air Force 16% International, Other Non- DoD, NASA, Commercial, FAA 28% Customers Contract Type Contract Position 2010 Revenue by Customer/Contract Type 2010 Revenue: $5.9B 2011(E) Revenue: $5.7B(1) Customer and contract diversity provides sustainability and mitigates against downside risk Sub contractor 20% C4ISR Prime 48% I&TS Prime 32% (1) Top end of guidance range previously provided by ITT Corporation with respect to the Defense and Information Solutions segment on July 29, 2011.

Investments Aligned with DoD Priorities

Priorities[1]	Needs	Exelis Solutions
Data to Decisions	Faster and more efficient analysis and use of large data sets	 • EchoStorm • Gorgon Stare • Large-Data-WAN
Electronic Warfare / Electronic Protection	Protection of systems and extension of capabilities across the electromagnetic spectrum	 • Next Gen EW Jammer • Networked IED Protection • Electromagnetic pulse protection
Cyber Science & Technology	Efficient and effective cyber capabilities across the joint operations spectrum	 • Multi-level Secure Cloud • Cyber Mission Assurance • Communications and network solutions
Autonomy	Autonomous completion of complex tasks in a reliable and safe manner	 • Sense & Avoid Radar • Tagging, Tracking & Locating

We enable smarter, faster decisions and efficient, targeted responses

(1) As stated by Secretary of Defense; 4/19/2011 memorandum; Science and Technology Priorities for Fiscal Years 2013-17 Planning

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Exelis Divisions are Focused on Winning

Recent Wins

- Classified ISR
- International Night Vision (Sweden, Afghanistan, Norway)
- Next Generation Jammer - Technical Maturity Phase
- Department of State EGON Jammer
- CBRNE and Biometrics Applications and Technologies
- KBOSSS
- APS-5

(KBOSSS and APS-5: Option Year Exercises)

- US Navy F/A-18E/F IDECM
- SCNS
- ADSB Multilateration Expansion phase II

Major Pursuits in 2011-12

- DATACOMM
- Next Generation Jammer
- Common Infra-Red Counter Measures (CIRCM)
- UAE Falcon Eye
- International ADS-B
- NIE Communications Initiatives
- Southwest Asia Communications O&M
- European Communications O&M
- Launch Integrated Support
- GeoEye3
- GNOMAD

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Core Positions: Extend Leadership Portfolio Management to Align with Enduring Needs 8 Create value through complementary C4ISR capabilities and positions ISR Focused Growth: Invest in Capabilities & Scale Information & Cyber Air Traffic Solutions Aerostructures Electronic Warfare Networked Communications Core Positions: Extend Leadership Focused Growth: Invest in Capabilities & Scale

9 Financial Highlights

Evolving Revenue Mix-Balance of Products and Services 10 $B 60 / 40 50 / 50 (2) Product and service revenues serve as a close proxy for fixed price (product) and cost plus (service) revenues $1.7B $0.6B $4.4B $5.1B CAGR -28.2% CAGR 5.0% $B $- US SINCGARS, IED Jammers and Night Vision All Other Service mix anticipated to remain in the ratio seen in 2011 Services Products "All other" represents 90% of 2011 revenue and is well positioned for continued market-share growth (1) 2011E Guidance as previously provided by ITT Corporation with respect to the Defense and Information Solutions segment on July 29, 2011. (1) (2) (2) (1)

Stable Backlog Drives Predictable Revenues 11 Unfunded backlog represents firm orders and potential options on multi-year contracts, excluding protested awards and potential orders under IDIQ contracts Funded & Unfunded Backlog ($B) Change in funded backlog driven by delivery of the "Big 3" products Total backlog benefits from growth of I&TS business (1) $10.0 $11.5 $12.3

Exelis Financial Highlights Diversified revenue base with balanced outlook given budget uncertainty Highly variable and controllable cost structure Attractive dividend 12 Strong cash flow available for incremental growth and return to shareholders

Appendix 14

The State of Security 15 Threats are numerous, asymmetric and unlikely to abate War State Concern Civil Unrest Piracy Drug War Natural Disaster Unstable Highly Unstable Nuclear Proliferation Terrorism Border Tension Cyber Attack Emphasis shifting from major ground deployments to ensuring access by air and sea assets in strategic theaters Persistent priorities in counter-terror and cyber

Large Fielded Base & Platform-Agnostic Solutions

	Space		Fixed Wing & UAVs									Com'l Aircraft	Rotary Wing						Naval		Ground Vehicles	Soldier Systems	
Capabilities	ISR	GPS	B-1B	C-130	F-15	F-16	E/F-18 (G)	F-22	F-35	P-8	UAVs		AH-64	MH-47	CH/MH-53	MH-60	CV-22	UH-60	Surface	Subs			Examples
Electronic Warfare			●	●		●	●	●			●		●	●	●		●		●		●	●	*25,000 counter-IED systems; 2,500 airborne jammers*
Communications							●					●									●	●	*600,000 radio systems*
Radar & Acoustics				●							●				●				●	●	●		*1,200 radars; 1,000 ESM systems*
Night Vision & Imaging	●			●	●	●	●	●	●		●		●	●	●				●		●	●	*860,000+ goggles*
Navigation	●	●							●		●												*43 GPS payloads*
Integrated Structures	●				●		●		●	●	●	●			●		●						*18,000 weapon release racks*

Broadly positioned on enduring platforms

● Exelis Position

Platform diversification, modernization and aftermarket drive revenue sustainability

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